MFS(R)/SUN LIFE SERIES TRUST:

Blended Research Core Equity Series (Formerly
Massachusetts Investors Trust Series)
Blended Research Growth Series
Blended Research Value Series                     Mid Cap Growth Series
Bond Series                                       Mid Cap Value Series
Capital Appreciation Series                       Money Market Series
Core Equity Series                                New Discovery Series
Emerging Growth Series                            Research Series
Emerging Markets Equity Series                    Research International Series
Global Governments Series                         Strategic Income Series
Global Growth Series                              Strategic Value Series
Global Total Return Series                        Technology Series
Government Securities Series                      Total Return Series
High Yield Series                                 Utilities Series
International Growth Series                       Value Series
International Value Series
Massachusetts Investors Growth Stock Series

           Supplement to Current Statement of Additional Information:

Effective immediately, the sub-section entitled "Compensation" under Appendix D entitled "Portfolio Manager(s)" is restated in its entirety as follows:

Compensation

Portfolio manager total cash compensation is a combination of base salary and performance bonus:

Base Salary - Base salary represents a smaller percentage of portfolio manager total cash compensation (generally below 33%) than incentive compensation.

Performance Bonus - Generally, incentive compensation represents a majority of portfolio manager total cash compensation.

With respect to each Fund except the Blended Research Core Equity Series, the Blended Research Growth Series, the Blended Research Value Series, the Core Equity Series, the Mid Cap Growth Series, the Mid Cap Value Series, the Money Market Series, the Research Series, the Research International Series, and the Technology Series, the performance bonus is based on a combination of quantitative and qualitative factors, with more weight given to the former (generally over 60%) and less weight given to the latter.

The quantitative portion is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the Fund and any other accounts managed by the portfolio manager) over a one-, three-, and five-year period relative to the appropriate Lipper peer group universe and/or benchmark index with respect to each account. Generally the benchmark index used is a benchmark index set forth in the Fund's prospectus to which the Fund's performance is compared. With respect to Funds with multiple portfolio managers, the benchmark index used may differ for each portfolio manager and may not be a benchmark index set forth in the Fund's prospectus but will be an appropriate benchmark index based on the respective portfolio manager's role in managing the Fund. Additional or different appropriate peer group or benchmark indices may also be used. Primary weight is given to portfolio performance over three-year and five-year time periods with lesser consideration given to portfolio performance over a one-year period (adjusted as appropriate if the portfolio manager has served for less than five years).

The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts, and traders) and management's assessment of overall portfolio manager contributions to investor relations and the investment process (distinct from fund and other account performance).

With respect to the Blended Research Core Equity Series, the Blended Research Growth Series, the Blended Research Value Series, the Mid Cap Growth Series, the Mid Cap Value Series, and the Technology Series, the performance bonus is based on a combination of quantitative and qualitative factors.
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The quantitative  portion is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the Fund and any other accounts managed by the portfolio manager) over a one-, three-, and five-year period relative to the appropriate Lipper peer group universe and/or benchmark index with respect to each account. Generally the benchmark index used is a benchmark index set forth in the Fund's prospectus to which the Fund's performance is compared. With respect to Funds with multiple portfolio managers, the benchmark index used may differ for each portfolio manager and may not be a benchmark index set forth in the Fund's prospectus but will be an appropriate benchmark index based on the respective portfolio manager's role in managing the Fund. Additional or different appropriate peer group or benchmark indices may also be used. Primary weight is given to portfolio performance over three-year and five-year time periods with lesser consideration given to portfolio performance over a one-year period (adjusted as appropriate if the portfolio manager has served for less than five years).

The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts, and traders) and management's assessment of overall portfolio manager contributions to investor relations, the investment process and overall performance (distinct from fund and other account performance).

With respect to the Core Equity Series, the Research Series, and the Research International Series, the performance bonus is based the results of an annual internal peer review process (conducted by other portfolio managers, analysts, traders, and non-investment personnel) and management's assessment of overall portfolio manager contributions to investor relations, the investment process and overall performance (distinct from fund and other account performance).

Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests and/or options to acquire equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.

Finally, portfolio managers are provided with a benefits package including a defined contribution plan, health coverage and other insurance, which are available to other employees of MFS on substantially similar terms. The percentage such benefits represent of any portfolio manager's compensation depends upon the length of the individual's tenure at MFS and salary level, as well as other factors.

                The date of this Supplement is November 9, 2007.